CONTINUING UNLIMITED CORPORATE GUARANTY

Date: February 6th, 1997

To: SUMMIT BANK (the "Lender")

     For Valuable Consideration, and to induce Lender to loan money and/or extend credit in reliance hereon, the undersigned, hereby guarantees, unconditionally, the payment, when due, of each and every obligation, direct or contingent, now existing or hereafter arising, owing to Lender by BOGEN COMMUNICATIONS, INC., a corporation of the State of Delaware (the "Borrower").

     This Guaranty shall be primary, absolute and unconditional and extend to and cover every extension or renewal of, and every obligation accepted in substitution for any obligation guaranteed hereby, and the undersigned shall be bound hereby irrespective of (i) the existence, value or condition of any collateral security Lender may at any time hold; (ii) the invalidity, irregularity or enforceability of any instrument, writing or arrangement relating to any such credit, loan of money or financial accommodation or of the obligations thereunder; (iii) the inability or failure of Lender to fully establish or perfect its lien or security interest in any collateral pledged to it; (iv) any other circumstance that might constitute a defense to, or discharge of, the Borrower with respect to any of the obligations hereby guarantied, or the undersigned in regard to this Guaranty other than payment in full of the obligations guaranteed hereby; or (v) any present or future law or order of any government (whether of right or in fact) or of any agency thereof, purporting to reduce, amend or otherwise affect any obligation of the Borrower or to vary the terms of payment of the obligations of the Borrower hereby guaranteed.

     Without limiting the generality of the foregoing, enforcement of this Guaranty shall not be contingent upon pursuit by the Lender of any remedies it may have against any other guarantor or the Borrower, whether pursuant to the terms of any loan documents or by law, and the Lender, in this regard, shall not be required to (i) institute any judicial action against Borrower, (ii) enforce any other remedy against Borrower, or (iii) take any action to realize upon any property or collateral assigned, pledged or otherwise available to Lender as security for performance of the obligations of Borrower.

     The  undersigned  hereby waives (i) notice of acceptance of this  Guaranty;
(ii) presentment, demand, protest and notice of dishonor of any note or other obligation hereby guaranteed; and (iii) demand by Lender for observance or performance of, or enforcement by Lender of any terms or provisions of the loan documents evidencing the obligations of Borrower, or any terms or provisions of this Guaranty.

     This Guaranty is a continuing guaranty and shall remain in force until revoked by notice in writing to Lender, and revocation hereof shall not prejudice Lender's claim hereunder with respect to any obligation arising prior to revocation.

     The undersigned hereby consents and agrees that Lender may, without prejudice to any claim against the undersigned hereunder, at any time, or from time to time, in Lender's discretion, and without notice to the undersigned: (i) waive compliance with, or any defaults under, or grant any other indulgences with respect to the loan documents evidencing the obligations of the Borrower;
(ii) modify, amend, or change any provisions of the loan documents evidencing the obligations of the Borrower; (iii) extend or change the time of payment, and the manner, place or terms of payment of any obligation hereby guaranteed; (iv) make advances for the purpose of performing any term or covenant pertaining to the obligations hereby guaranteed with respect to which the Borrower shall be in default; (v) assign or otherwise transfer the obligations hereby guaranteed, or any interest therein or herein; (vi) exchange, release, impair or surrender all or any collateral security which Lender may at any time hold in connection with any obligation hereby guaranteed; (vii) sell, and purchase, any such collateral at public or private sale or at any broker's board, crediting net proceeds upon any obligation secured thereby; (viii) release, discharge, settle or compromise with the Borrower, or with any other person primarily or secondarily liable with the Borrower, any obligation hereby guaranteed; or (ix) deal in all respects with the Borrower as if this Guaranty were not in effect.

     The undersigned represents and warrants that (i) the undersigned is a corporation organized and existing and in good standing under the laws of the State of Delaware and under the laws of any other state wherein the business, properties or operations of the undersigned make it necessary to so qualify (ii) the undersigned has the full power, authority and legal right to enter into, execute and deliver this Guaranty; (iii) this Guaranty is a valid and binding legal obligation of the undersigned and is fully enforceable against the undersigned in accordance with its terms and, as of the date hereof, the undersigned has no defense to any action or proceeding that may be brought hereunder; (iv) the execution, delivery and performance by the undersigned of this Guaranty has been duly authorized by all requisite corporate action, will not violate any term or condition of the Certificate of Incorporation or By-Laws of the undersigned and will not violate or constitute a default under any indenture, note, loan, credit agreement or any other document or instrument to which the undersigned is a party or by which the undersigned is bound in any manner which would materially and adversely affect its ability to carry out any of the terms, covenants and conditions of this Guaranty; (iv) the undersigned has a direct interest in the financial well-being of the Borrower; and (v) there has been no material adverse change in the financial condition of the undersigned from that shown on the most recent financial statements delivered to Lender.

     The undersigned is not in violation of any decree, ruling, judgment, order or injunction applicable to it, or any law, ordinance, rule or regulation of whatever nature which taken alone or in the aggregate, would materially and adversely affect its ability to carry out any of the terms, covenants and conditions of this Guaranty. There are no actions, proceedings or investigations pending or to the best of its knowledge threatened against or affecting the undersigned before or by any court, arbitrator, administrative agency or other governmental authority or entity, which, taken alone or in the aggregate, if adversely decided, would materially and adversely affect its ability to carry out any of the terms and conditions of this Guaranty.


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

     This Guaranty and the undersigned's liability hereunder shall continue to be effective or be reinstated, as the case may be, if at any time, prepayment, payment or other value received by the Lender from any source, or any part thereof, of any of the obligations guaranteed hereunder is rescinded or otherwise restored or returned by the Lender by reason of (i) any judgment, decree or order by any court or administrative body having competent jurisdiction; (ii) any settlement or compromise of any such claim; or (iii) otherwise, all as though such payment had not been made, notwithstanding any termination hereof or the cancellation of any instrument or writing or other agreement evidencing the obligations of the undersigned.

     No delay on the Lender's part in exercising any right hereunder, or in taking any action to collect or enforce payment of any obligation hereby guaranteed, either as against the Borrower or any other person primarily or secondarily liable with the Borrower, shall operate as a waiver of any such right or in any manner prejudice the Lender's rights against the undersigned.

     THE UNDERSIGNED HEREBY WAIVES THE FOLLOWING IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE, ARISING UNDER OR BY REASON OF OR RELATING TO THIS GUARANTY:
(i) THE RIGHT TO A TRIAL BY JURY; (ii) THE RIGHT TO CLAIM A FAIR MARKET VALUE CREDIT AS TO ANY AND ALL COLLATERAL NOW OR HEREAFTER PLEDGED TO LENDER TO SECURE THE OBLIGATIONS HEREBY GUARANTEED: AND (iii) ANY RIGHT OF SUBROGATION TO WHICH GUARANTOR MIGHT OTHERWISE BE ENTITLED.

                                                 YMC
                                               --------
                                               (Initial)

     The undersigned agrees that, if the maturity of any obligation hereby guaranteed is accelerated, by bankruptcy or otherwise, as against the Borrower, such maturity shall also be deemed accelerated for the purposes of this Guaranty, and without demand upon or notice to the undersigned.

     As security for its obligation hereunder, Guarantor hereby gives Lender a general lien upon and right of setoff with respect to any deposit account of the undersigned with Lender and any other of the undersigned's funds or assets at any time in Lender's custody or control.

     The undersigned hereby authorizes Lender, in its sole discretion, to disclose any financial or other information about the undersigned to any present, future or prospective participant or successor in interest in any loan, advance or other financial accommodation to Borrower from Lender, or any regulatory body or agency having jurisdiction over Lender.

     In the event any proceedings are undertaken by Lender to effect collection hereunder, the undersigned shall pay all costs and expenses of every kind for collection, including reasonable attorney's fees incurred by Lender in connection with the enforcement of this Guaranty.

     If the obligations of the Borrower are also guaranteed by any other person or entity by continuing guaranty or by endorsement of any note of the Borrower or otherwise, the obligation of

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

such other person or entity and the undersigned's obligation hereunder shall be deemed to be several, and the release by Lender of any such other guarantor, or settlement with such guarantor, or the revocation or impairment of such guaranty, shall not operate to prejudice Lender's rights against the undersigned hereunder.

     The undersigned agrees to allow Borrower to deliver to Lender, those financial statements required, from time to time pursuant to the continuing commercial lending relationship of the Borrower with Lender, as, when and in the form and substance required thereby, and not later than ten (10) days after filing with the Internal Revenue Service, Guarantor shall deliver to Lender true and complete copies of its signed Federal income tax return and such other financial information as Lender shall, from time to time, reasonably request.

     No delay on the Lender's part in exercising any of the Lender's options, powers or rights or partial or single exercises thereof, shall constitute a waiver thereof. No waiver of any of the Lender's rights hereunder and no modification or amendment of this Guaranty, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on the Lender's behalf by its duly authorized officers, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the Lender's rights or the undersigned's obligations to Lender in any other respect at any other time.

     If any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent such provision is invalid, illegal, or unenforceable.

     The undersigned agrees that: (i) this Guaranty shall be construed in accordance with and governed by the laws of the State of New Jersey; (ii) any action or proceeding to enforce this Guaranty may be commenced in state or federal court in any county in the State of New Jersey; and (ii) it generally, irrevocably and unconditionally submits to and accepts for itself (and its successors and assigns) the jurisdiction of the aforesaid courts for the purpose of any such suit, action or other proceeding and agrees not to contest the validity of any judgment rendered thereby in any other jurisdiction. The undersigned further waives, and agrees not to assert, by way of motion as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of the aforesaid courts or is otherwise immune from legal proceedings, or that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that the loan documents of the Borrower or the subject matter hereof may not be enforced by any such court.

     This Guaranty shall be binding upon the undersigned, as well as its successors or assigns (except that no such assignment shall be effective without the prior written consent of Lender).

     This Guaranty shall inure to the benefit of, and be enforceable by the Lender, its successors and assigns, including any subsequent holder of the obligations hereby guaranteed.

     For the purposes of this Guaranty, the singular shall be deemed to include the plural, and the neuter shall be deemed to include the masculine and the feminine, and vice versa, as the context may require.

     IN WITNESS WHEREOF, the undersigned has caused these presents to be signed by its proper corporate officers and sealed with its seal of the day and year first above written.

ATTEST:                                 BOGEN COMMUNICATIONS INTERNATIONAL, INC.
BY:  /s/ Frank DiPalma                  BY: /s/ Yoav M. Cohen
   ----------------------------------      ------------------------------
   FRANK DIPALMA, Assistant Secretary      YOAV M. COHEN, Vice President,
                                           Finance

STATE OF NEW JERSEY :
                    : SS
COUNTY OF MORRIS    :

     BE IT REMEMBERED, that on this 6th day of February, 1997, before me the subscriber, an attorney at law of the State of New Jersey, personally appeared FRANK DIPALMA, who, being by me duly sworn on his oath, deposes and makes proof to my satisfaction that he is the Assistant Secretary of BOGEN COMMUNICATIONS INTERNATIONAL, INC., and that YOAV M. COHEN is the Vice President, Finance of said corporation which is named in the within instrument; that the execution as well as the making of this instrument, has been duly authorized by a proper resolution of the Board of Directors of the said corporation; that deponent well knows the corporate seal of said corporation; and that the seal affixed to said instrument is the proper corporate seal and was thereto affixed and said instrument signed and delivered by said officer as and for the voluntary act and deed of said corporation.

                                      /s/ Jordan S. Solomon
                                      --------------------------------------
                                      JORDAN S. SOLOMON, ESQ.


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